UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No._)

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Filed by a Party other than the Registrant [ ]

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

SHARING SERVICES GLOBAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SHARING SERVICES GLOBAL CORPORATION

1700 Coit Road, Suite 100

Plano, Texas 75075

Phone: (469) 304-9400

Notice of Annual Meeting of Shareholders

To be Held on Friday, August 28, 2020

To the Shareholders of Sharing Services Global Corporation,

You are cordially invited to attend the 2020 Annual Meeting of Shareholders of Sharing Services Global Corporation, which will take place at our corporate offices on 1700 Coit Road, Suite 100, Plano, Texas 75075, at 8:00 a.m. local time for the following purposes:

(1)	To elect a director named in the accompanying Proxy Statement for the term specified or until his successor is elected and qualified;
(2)	To ratify the selection of Ankit Consulting Services, Inc., Certified Public Accountants, as our independent registered public accounting firm for our fiscal year ending April 30, 2021; and
(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of shareholders for the meeting. When you vote in advance, you may still attend the Annual Meeting.

Whether or not you are able to personally attend the Annual Meeting, it is important that your shares be represented and voted. Your prompt vote by written proxy returned (a) online at the following site: (https://www.vstocktransfer.com); (b) by e-mail at vote@vstocktransfer.com; (c) by fax to (646) 536-3179; or (d) by mail will save us the cost and expense of additional proxy solicitations. Voting by any of these methods at your earliest convenience will ensure your representation at the Annual Meeting if you choose not to attend in person. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.

Only shareholders of record at the close of business on July 30, 2020 will be entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to be held on August 28, 2020:

Copy of the Proxy Statement and the 2020 Annual Report to shareholders are available at no charge by calling our Investor Relations Department at (469) 304-9400.

By Order of the Board of Directors,

/s/ John Thatch
John Thatch President, Chief Executive Officer and Director
August 12, 2020

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SHARING SERVICES GLOBAL CORPORATION

1700 Coit Road, Suite 100

Plano, Texas 75075

Phone: (469) 304-9400

Annual Meeting of Shareholders

to be held on August 28, 2020

Proxy Statement

Solicitation of Proxies

The Board of Directors (the “Board”) of Sharing Services Global Corporation (the “Company”) is soliciting the accompanying proxy in connection with matters to be considered at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 1700 Coit Road, Suite 100, Plano, Texas 75075 on August 28, 2020, at 8:00 a.m. Central Standard Time. The individuals named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

PROXY FOR HOLDERS OF SHARES OF CLASS B COMMON STOCK:

(1)	FOR the election of Chan Heng Fai Ambrose to the Board of Directors;
(2)	FOR ratification of the selection of Ankit Consulting Services, Inc., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2021; and
(3)	FOR in their best judgment with respect to any other matters that properly come to a vote at the Annual Meeting.

PROXY FOR HOLDERS OF SHARES OF CLASS A COMMON STOCK, SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, AND SERIES C PREFERRED STOCK:

(1)	FOR ratification of the selection of Ankit Consulting Services, Inc., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2021; and
(2)	FOR in their best judgment with respect to any other matters that properly come to a vote at the Annual Meeting.

The individual who acts as proxy will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only shareholders of record at the close of business on July 30, 2020 will be entitled to notice of or to vote at this Annual Meeting or any adjournment of the Annual Meeting. This Proxy Statement, proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2020 was first mailed on August 12, 2020.

Shares Outstanding and Voting Rights

We have five (5) classes of voting stock outstanding and entitled to vote at the Annual Meeting: Common Stock, par value $0.0001 per share (“Class A Common Stock”); Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”); Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”); Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock ”); and Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”). Our classes of common stock have the same rights, except that the holders of our Class B Common Stock have the right to elect a majority of our Board, while the holders of our Class A Common Stock together with our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock have the right to elect the rest of the members of the Board of Directors.

At July 30, 2020, the following shares were issued and outstanding: Class A Common Stock: 166,072,386; Class B Common Stock: 10,000,000; Series A Preferred Stock: 26,850,000; Series B Preferred Stock: 10,000,000; and Series C Preferred Stock: 3,490,000. Each outstanding share of Class A Common Stock; Class B Common Stock; Series A Preferred Stock; Series B Preferred Stock; and Series C Preferred Stock entitles the holder to one (1) vote.

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A list of shareholders entitled to vote at the Annual Meeting will be available at such meeting, and for 10 days prior to the Annual Meeting, at our corporate office at 1700 Coit Road, Suite 100, Plano, Texas 75075, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

Holders of all shares of Company Stock entitled to vote can vote their shares by completing and returning by mail the enclosed proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with your instructions.

If your shares are registered directly in your name with VStock Transfer, LLC, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on July 30, 2020, you can vote in person at the Annual Meeting as follows:

By Online: Vote online at the following site: (https://www.vstocktransfer.com). All online votes must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on August 27, 2020. Those voting online must use the shareholder control number shown on the proxy card. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By e-mail: Complete, sign, date, and scan the proxy card you received and return it to the Company’s stock transfer agent - VStock Transfer, LLC – by e-mailing it to vote@vstocktransfer.com. All votes delivered by e-mail must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on August 27, 2020. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Fax: Complete, sign and date the proxy card you received and return it to the Company’s stock transfer agent — VStock Transfer, LLC – by fax to (646) 536-3179. All votes delivered by Fax must be received by the Company’s stock transfer agent on or before 11:59 P.M. (EST) on August 27, 2020. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Mail: Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — VStock Transfer, LLC at 18 Lafayette Place, Woodmere, New York 11598. All mailed proxies must be received by the Company’s stock transfer agent, on or before 11:59 P.M. (EST) on August 27, 2020. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

If your shares are held in a stock brokerage account or otherwise by a nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name”. If you hold your shares in “street name”, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or other nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the applicable law. On those matters as to which those rules do not permit brokers or other nominees to vote in the absence of instructions from the account holder, the broker or other nominee will not vote the shares on the matter (this is deemed a “broker non-vote”).

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

Quorum

Article II, Section 9 of the Company’s Bylaws, states that the presence, in person or by proxy, of the “majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum”, which is required in order to transact business at the Annual Meeting. Each Proposal in this Proxy Statement sets forth the requisite vote for approval of such Proposal.

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Cost of Proxy Distribution and Solicitation

The proxy accompanying this Proxy Statement is being solicited by our Board of Directors. The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. We will also request banks, brokers, and other shareholders of record to forward proxy materials to the beneficial owners of our Class A Common Stock. If required by the rules of the Securities and Exchange Commission (“SEC”), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of the Company’s Class A Common Stock. We anticipate the costs of the preparation and solicitation of proxies to be approximately $10,000.

Continuing Directors

The following directors will continue to serve on the Board:

Class III – John (“JT”) Thatch, elected at the 2018 Annual Meeting of Shareholders to serve until the Annual Meeting of Shareholders in 2021; and

Class I – Keith R. Halls, elected at the 2019 Annual Meeting of Shareholders to serve until the Annual Meeting of Shareholders in 2022.

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PROPOSAL 1 - ELECTION OF A DIRECTOR

General

The Bylaws of the Company provide that the Board shall consist of not less than one or more than fifteen members. Such Bylaws give the Board the authority to establish, increase or decrease the number of Directors. Currently, the Board has three incumbent members, including one nominee appointed to fill a recent vacancy. The nominee for election at the Annual Meeting to the Board is Chan Heng Fai Ambrose (to be elected by the holders of the Company’s Class B Common Stock). On April 30, 2020, Mr. Chan was appointed by the Board to serve on the Board to fill the vacancy created by the departure of a Class II Director, as provided for in the Company’s Amended and Restated Articles of Incorporation. Mr. Chan has advised the Company of his willingness to serve as a member of the Board if elected. There are no arrangements or understandings between the nominee for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee. Mr. Chan also serves on the Board of Directors of Document Security Systems, Inc., a major shareholder of the Company.

If elected, the nominee will serve as a Class II Director until the Company’s Annual Meeting of Shareholders in the year 2023, or until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor or against the nominee and you may also withhold your vote as to the nominee. Currently, the Board has three (3) incumbent members, including the nominee. As permitted by the Company’s Bylaws, the Board has set the current size of the Board at four (4) Directors. The enclosed proxy card can only be voted in favor or against the nominee named in this Proxy Statement and the accompanying proxy card, and you may also withhold your vote as to the nominee.

The affirmative vote of a majority of the Class B Common Stock votes cast at the Annual Meeting and entitled to vote thereat, provided a quorum is present, is required for the election of the nominee. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

THE BOARD RECOMMENDS THAT THE HOLDERS OF THE CLASS B COMMON STOCK VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEE FOR DIRECTOR

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PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

At the last Annual Meeting of Shareholders, the Company’s shareholders ratified the Board’s appointment of Ankit Consulting Services, Inc., Certified Public Accountants (“ACS”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended April 30, 2020.

The Board has appointed ACS to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2021. Although we are not required to seek stockholder ratification of this appointment, the Board believes it to be a matter of good corporate governance to do so.

You may vote in favor or against this proposal. The affirmative vote of a majority of the votes of all classes and series of the Company’s Stock cast at the Annual Meeting and entitled to vote thereat, provided a quorum is present, is required to approve this proposal. If the appointment of ACS is not ratified, the Board may reconsider the appointment. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its shareholders.

ACS has been notified of the location, date, and time of the Annual Meeting. Representatives of ACS are not required to attend and have not notified the Company of that they will attend the Annual Meeting, although representatives of ACS are welcome to attend the meeting if they so choose.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ACS AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2021.

Audit and Other Fees

	Fiscal Year Ended April 30,
	2020	2019
Audit Fees	$167,500	$115,000
Audit-Related Fees	-	-
Tax Fees	26,000	30,000
All Other Fees	-	-
Total Fees	$193,500	$145,000

Audit Fees. Audit Fees reflect the aggregate fees billed by ACS for professional services related to the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q, and for professional services in connection with our regulatory filings.

Tax Fees. Tax fees represent the aggregate fees billed by ACS for professional services related to tax compliance, tax consultation and tax planning.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

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Scaled Disclosure Requirements

The Company is a Smaller Reporting Company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) and, accordingly, has conformed certain information required in this Proxy Statement to the applicable scaled disclosure rules.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

The following table sets forth certain information about our executive officers and/or directors as of the date of this Proxy Statement.

Name	Age	Position
Keith R. Halls	62	Chairman of the Board of Directors
John “JT” Thatch	58	President, Chief Executive Officer and Director
Chan Heng Fai Ambrose	75	Independent Director
Frank A. Walters	72	Secretary, Treasurer and Chief Financial Officer

Keith R. Halls has served Chairman of our Board of Directors since May 2019. Mr. Halls has served as president and CEO of Elepreneurs Holdings, LLC, a wholly owned subsidiary of the Company since April 2020 and as president of Elepreneurs Holdings since August 2018. His extensive career in the direct selling industry began in 1986 when he joined NuSkin Enterprises. He served there as senior VP and a member of the board for many years. After leaving NuSkin in 2001, Mr. Halls became a distributor and part of the sales force for several companies. He has earned many industry awards for his efforts in building international large downline organizations. He brings a long history of success both on the distributor and corporate side. Mr. Halls received a Bachelor of Arts degree from Stephen F. Austin State University and a Bachelor of Science degree from Brigham Young University and is a Certified Public Accountant.

John “JT” Thatch has served as President, Chief Executive Officer and a Director of the Company since March 2018. Mr. Thatch is an accomplished, energetic, entrepreneur-minded executive with the vision and knowledge to create growth and shareholder value for an organization. From 2009 to 2016, Mr. Thatch served as Chief Executive Officer of Universal Education Group and, from 2016 to present, is a Member of Superior Wine and Spirits, LLC, a Florida-based wholesale distributor of wine and spirits. From 2000 to 2005, Mr. Thatch served as CEO of CUI Global, Inc., a publicly traded technology company formerly known as OnScreen Technologies, Inc. that Mr. Thatch took public in the year 2000. Prior to that, Mr. Thatch had started, owned, and operated several businesses of various size and industries, including businesses in the service, retail, wholesale, education, finance, real estate management and technology industries. Mr. Thatch also serves on the Board of Directors of Document Security Systems, Inc., a major shareholder of the Company.

Chan Heng Fai Ambrose was appointed on April 30, 2020 by the Board of Directors to fill the vacancy created by the departure of a Class II director to serve until the Annual Meeting of Shareholders in 2023, or until his successor is elected and qualified. Mr. Chan is an accomplished global business leader with over 40 years of experience specializing in financial restructuring and corporate transformation of emerging growth businesses, including over 35 businesses in several industries. Mr. Chan also serves on the Board of Directors of Document Security Systems, Inc., a major shareholder of the Company.

Frank A. Walters has served as Secretary, Treasurer and Chief Financial Officer of the Company since March 2018. Mr. Walters has served for more than 30 years as CFO and COO in companies in the manufacturing, distribution, direct selling, management consulting, staffing, and financial services sectors. From 2012 to 2018, Mr. Walters served as Chief Financial Officer of Columbia Advisory Group, a Dallas, Texas-based Information Technology (IT) consulting firm. From 2006 to 2010, Mr. Walters served as Chief Financial Officer of WorldVentures, a Plano, Texas-based direct selling travel company. From 1999 to 2012, Mr. Walters served as President of Kestral Financial, which provided CFO and operational support for startup and emerging growth companies. Mr. Walters is a graduate of Illinois State University and is a Certified Public Accountant.

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CORPORATE GOVERNANCE AND BOARD MEMBERS

Corporate Governance Philosophy

We are committed to conducting our business in a way that reflects best practices and high standards of legal and ethical conduct. To that end, our Board has approved and oversees the implementation of (i) a Code of Business Conduct and Ethics and (ii) a Conflicts of Interest Policy (collectively, the “Governance Conduct Standards”), as further discussed below. The policies contained in our Governance Conduct Standards embody the principles, policies, processes and practices followed by our Board, executive officers and employees in governing us.

Family Relationships

There are no family relationships among our directors or between our directors and other officers.

Common Directorships

None of our directors and officers currently serve as directors or executive officers of another SEC registrant, except that Messrs. Thatch and Chan both serve on the Board of Directors of Directors of Document Security Systems, Inc., a major shareholder of the Company.

Election of Directors and Officers

Directors hold office until the Company’s Annual Meeting of Shareholders in the year specified when each Director is elected or until the election/qualification of their respective successors. For example, if elected at the 2020 Annual Meeting, Chan Heng Fai Ambrose is expected to serve until the 2023 Annual Meeting. Our Bylaws permit our Board to fill any Board vacancy and such appointed Director may serve until the next Annual Meeting of Shareholders and the due election and qualification of their successor. Officers are elected annually by our Board and hold office at the discretion of our Board.

Legal Proceedings

Unless otherwise indicated, to the knowledge of the Company after reasonable inquiry, no current Director or executive officer of the Company during the past ten years, has (i) been convicted in a criminal proceeding (excluding traffic violations or other minor offenses), (ii) been a party to any judicial or administrative proceeding (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property or (iv) been subject to any judgment, decree or final order enjoining, suspending or otherwise limiting for more than 60 days, the person from engaging in any type of business practice, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (v) been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated, (vii) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (viii) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Board Leadership and Role in Risk Oversight

Our Board recognizes that selecting the optimal executive leadership structure and the proper combination or separation of roles, such as the Chief Executive Officer and Chairman roles, must closely consider and be driven by the needs of the Company at any point in time. The Board has not formally adopted an overall policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular executive management structure, however, the Board presently observes a policy of separating the offices of Chairman of the Board and Chief Executive Officer. The Board reserves the right to modify the leadership structure as needed to best meet the changing needs of the Company from time to time.

The Board oversees our shareholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

Meetings of the Board and Stockholder Communications

During the fiscal year ended April 30, 2020, there were four (4) meetings of the Board and 19 actions of the Board by the unanimous written consent of the Directors in the absence of a Board meeting. Our Board conducted all of its business and approved all corporate action during the fiscal year ended April 30, 2020, and during the period from May 1, 2020 to present, in meetings attended by 100% of the Directors or by the unanimous written consent of 100% of the Directors in the absence of a Board meeting. Holders of the Company’s securities can communicate with the Board via mail or telephone directed to the Corporate Secretary at the Company’s principal executive offices.

The Company has not yet established a policy with respect to Board members’ attendance at Shareholders’ Meetings, although our Board members are generally in attendance. A stockholder who wishes to communicate with our Board may do so by directing a written request addressed to our President at the address appearing on the first page of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us by persons who own more than ten percent of a registered class of our equity securities, we believe that during the fiscal year ended April 30, 2020, all such reports were filed in a timely manner. During the fiscal year ended April 30, 2020, all such reports required of our officers and directors were filed in a timely manner.

Director Independence and Board Committees

The principal market for the Company’s Class A Common Stock is the OTCQB Market, an over-the-counter stock trading platform operated by OTC Markets Group Inc. Our determination of the independence of Directors is made using the definition of “independent director” contained in the listing standards of the OTCQB Market. Under such listing standards, a listed company Director qualifies as “independent” if, among other things, (a) the Director is not an Executive Officer or employee of the listed company, and (b) the Director does not have a relationship which, in the opinion of the listed company’s board of directors, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities as a director.

Currently, the Company’s Board of Directors has three incumbent members, including Chan Heng Fai Ambrose. Mr. Chan who was appointed on April 30, 2020 by the Board to fill the vacancy created by the departure of a Class II Director to serve until the Annual Meeting of Shareholders in 2023, or until his successor is elected and qualified. Mr. Chan, if elected at the Annual Meeting, will continue to serve, currently, as our only independent Director. However, the Company is in the process of evaluating qualified candidates for an additional Independent Director seat to be installed in order to comply with recently amended OTCQB rules.

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Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of the Company’s Board of Directors. Our Board does not believe that it is practical due to the limited number of directors currently serving, nor necessary to have such committees at this point because it believes the functions of such committees can be adequately performed by the Board as a whole. A compensation committee made up of members of management, including non-independent Board members, has been commissioned by the Board and is chartered and operating to assist the Board with executive compensation-related matters.

We have not adopted procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

The Board does not currently have an Audit Committee. The duties of members of an Audit Committee are currently carried out by the Board as a whole.

Code of Business Conduct and Ethics

Our Board of Directors has adopted (i) a Code of Business Conduct and Ethics and (ii) a Conflicts of Interest Policy that apply to our Directors, officers and employees. Copies of these documents are available in print to any person, without charge, upon written request to our Investor Relations Department at 1700 Coit Road, Suite 100, Plano, Texas 75075.

EXECUTIVE COMPENSATION

DIRECTOR AND OFFICER COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to the named executive officers of the Company for all services rendered in all capacities for the fiscal years ended April 30, 2020 and 2019:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Warrant Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Keith R. Halls	2020	416,628	-	2,319,094	333,469	43,255	3,112,446
Chairman of the Board of Directors, President of Elepreneurs Holdings, LLC	2019	173,655	-	-	-	20,010	193,665

John (“JT”) Thatch	2020	345,976	25,000	-	-	59,798	430,774
President, Chief Executive Officer and Director	2019	240.000	-	3,286,831	-	39,596	3,566,427

Frank A. Walters	2020	240,870	15,000	-	-	24,063	279,933
Secretary, Treasurer and Chief Financial Officer	2019	180,000	-	-	-	10,800	190,800

Kip H. Allison	2020	407,053	-	2,199,916	333,469	27,043	2,967,481
Former Director of the Company and CEO of Elepreneurs Holdings, LLC	2019	-	-	-	-	180,000	180,000

11

Narrative Disclosure to Summary Compensation Table

Mr. Halls has served as Chairman of the Company’s Board of Directors since May 2019, as President of Elepreneurs Holdings, LLC, Elepreneurs U.S., LLC, Elevacity Holdings, LLC, and/or Elevacity U.S., LLC, each a direct or indirect wholly owned subsidiary of the Company, since August 2018, and as President and CEO of Elepreneurs Holdings, LLC, since April 2020. Under the terms of Mr. Halls’ employment agreement, Mr. Halls may earn an incentive bonus subject to the satisfaction of certain consolidated operating performance goals by the Company during each fiscal quarterly measurement period. This incentive bonus is reported in the Summary Compensation Table above under the caption “Non-Equity Incentive Plan Compensation.” In addition, pursuant to the terms of Mr. Halls’ employment agreement, in May 2019, Mr. Halls was awarded fully vested warrants to purchase up to 10,000,000 shares of the Company’s Class A Common Stock, at $0.0001 per share, and in August 2019, warrants to purchase up to 1,875,000 shares of the Company’s Class A Common Stock, at an exercise price indexed to the price of such common stock, that vest over one year. All other compensation reported in the table above represents primarily car allowance and relocation expense allowance pursuant to Mr. Hall’s employment agreement. All elements of Mr. Halls’ compensation are pursuant to an Amended and Restated Executive Employment Agreement between Elepreneurs Holdings, LLC, Elepreneurs U.S., LLC, Elevacity Holdings, LLC, and Elevacity U.S., LLC (each a direct or indirect wholly owned subsidiary of the Company) and Mr. Halls effective May 15, 2019. Such Amended and Restated Executive Employment Agreement has an initial term of five (5) years.

Mr. Thatch has served as President, Chief Executive Officer and Director of the Company since April 2020 and as Chief Executive Officer and Director since March 2018. Under the terms of Mr. Thatch’s employment agreement, Mr. Thatch may earn an incentive bonus subject to the satisfaction of certain consolidated operating performance goals by the Company during each fiscal quarterly measurement period, subject to the discretion of the Board. In addition, pursuant to the terms of Mr. Thatch’s employment agreement, in January 2019, Mr. Thatch was awarded fully vested warrants to purchase up to 13,470,620 shares of the Company’s Series A Convertible Preferred Stock, at $0.0001 per share. All other compensation reported in the table above represents primarily housing allowance, car allowance and office allowance pursuant to Mr. Thatch’s employment agreement. All elements of Mr. Thatch’s compensation are pursuant to an Amended and Restated Executive Employment Agreement between the Company and Mr. Thatch effective May 16, 2019. Such Amended and Restated Executive Employment Agreement has an initial term of five (5) years.

Mr. Walters has served as Corporate Secretary, Treasurer and Chief Financial Officer since March 2018. Mr. Walters did not receive remuneration of any kind from the Company for his services prior to March 2018. All other compensation reported above represents primarily car allowance pursuant to Mr. Walters’ employment agreement. On May 20, 2019, Mr. Walters resigned from the Company’s Board of Directors, in order to dedicate his full attention to the Company’s evolving corporate finance matters. All elements of Mr. Walters’ compensation are pursuant to an Amended and Restated Executive Employment Agreement between the Company and Mr. Walters effective May 16, 2019. Such Amended and Restated Executive Employment Agreement has an initial term of three (3) years.

Kip H. Allison was elected to the Company’s Board of Directors at the 2019 Annual Meeting of shareholders and, prior to that, had served as CEO Elepreneurs Holdings, LLC, a wholly owned subsidiary of the Company, since May 2019. Prior to May 2019, Mr. Allison was engaged as outside legal counsel to the Company and received legal and consulting fees of $180,000. For the fiscal year 2019, Mr. Allison received no other compensation from the Company. Pursuant to the terms of his employment agreement, in May 2019, Mr. Allison was awarded fully vested warrants to purchase up to 10,000,000 shares of the Company’s Class A Common Stock, at $0.0001 per share. All other compensation reported in the table above represents primarily car allowance pursuant to Mr. Allison’s employment agreement. All elements of Mr. Allison’s 2020 compensation are pursuant to an Amended and Restated Executive Employment Agreement between Elepreneurs Holdings, LLC, Elepreneurs U.S., LLC, Elevacity Holdings, LLC, and Elevacity U.S., LLC (each a direct or indirect wholly owned subsidiary of the Company) and Mr. Allison effective May 15, 2019. Effective on April 21, 2020, Mr. Allison resigned from the Board and all positions with the Company and its subsidiaries in order to pursue other business interests.

Outstanding Equity Awards

The Board has not adopted a formal stock-based compensation plan, but it may adopt such plan in the future. If such a plan is adopted, the Company anticipates that it will be administered by the Board or a committee appointed by the Board (the “Committee”). The Board or the Committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted.

Prior to the date of this Proxy Statement, the Board has granted awards of equity instruments to Messrs. Allison, Halls, Thatch and Walters in connection with their respective employment agreements. Except as indicated below, all such equity instruments have been exercised as of the date of this Proxy Statement.

12

The table below summarizes all unexercised options or warrants, vested and not vested, and any other equity-type awards for each named executive officer outstanding as of April 30, 2020:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION or WARRANT AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options or Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options or Warrants (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option or Warrant Exercise Price ($)	Option or Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Keith R. Halls (1)	1,489,688	385,312	-	$0.042	5-15-2029	-	-	-	-
Kip H. Allison (2)	10,000,000	-	-	$0.0001	-	-	-	-	-

(1)	In August 2019, the Company awarded warrants to purchase up to 1,875,000 shares of the Company’s Class A Common Stock, at an exercise price equal to 50% of the average price of such common stock to Mr. Halls pursuant to his employment agreement. Such warrants vest over one year and expire on May 15, 2029.
(2)	In May 2019, the Company awarded fully vested warrants to purchase up to 10,000,000 shares of the Company’s Class A Common Stock, at an exercise price of $0.0001 per share, to Mr. Allison pursuant to his employment agreement. Such stock warrants do not have an expiration date.

Compensation Discussion and Analysis

The Company is a Smaller Reporting Company, as defined in Rule 12b-2 of the Exchange Act and, accordingly, has omitted certain information required in this Proxy Statement pursuant to the applicable scaled disclosure rules.

Director Compensation

During the fiscal year ended April 30, 2020, none of the Company’s Directors received compensation for their services except as reported in the Summary Compensation Table above.

Additional Narrative Disclosure

Under the terms of Messrs. Halls’ and Thatch’s respective employment agreements, upon termination of employment within one year of a change in control event, as defined in each employment agreement, or otherwise upon termination of employment by the Company for any reason other than cause, as defined in each employment agreement, or upon the executive’s resignation for good reason, as defined in each employment agreement, the Company is obligated to pay the executive an amount equivalent to three years’ base salary and a pro-rata portion of the incentive pay that the executive would have earned in the year of termination, except for the fact that such termination occurred.

Under the terms of Mr. Walters employment agreement, upon termination of employment within one year of a change in control event, as defined in the employment agreement, or otherwise upon termination of employment by the Company for any reason other than cause, as defined in the employment agreement, or upon the executive’s resignation for good reason, as defined in the employment agreement, the Company is obligated to pay the executive an amount equivalent to two years’ the executive’s base salary and a pro-rata portion of the incentive pay that the executive would have earned in the year of termination, except for the fact that such termination occurred.

13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of our Common Stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control. Except as set forth below, the Company has no related party reportable transaction.

Document Security Systems, Inc.

As of July 30, 2020, Document Security Systems, Inc. and subsidiaries (“DSS”) is the beneficial owner of 62,417,593 shares of the Company’s Class A common stock, based on its filings under Section 16(a) of the Exchange Act, excluding 10,000,000 shares issuable upon the exercise of warrants held by DSS, and 666,666 shares issuable upon the exercise of convertible instruments held by HWH International, Inc., over all of which Chan Heng Fai Ambrose maintains voting control. Mr. Chan, a current Director of the Company and a nominee for election to the Company’s Board of Directors at the Annual Meeting, also serves on the Board of Directors of DSS.

In addition, Mr. Thatch, the president, chief executive officer and a director of the Company, serves on the Board of Directors of DSS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 30, 2020, there were 166,072,386 shares of the Company’s Class A Common Stock; 10,000,000 shares of its Class B Common Stock; 26,850,000 shares of its Series A Preferred Stock; 10,000,000 shares of its Series B Preferred Stock; and 3,490,000 shares of its Series C Preferred Stock issued and outstanding, excluding shares that any named person has the right to acquire pursuant to convertible instruments. Each outstanding share of Class A Common Stock; Class B Common Stock; Series A Preferred Stock; Series B Preferred Stock; and Series C Preferred Stock entitles the holder to one (1) vote. In addition, each outstanding share of Class B Common Stock; Series A Preferred Stock; Series B Preferred Stock; and Series C Preferred Stock is convertible into one share of the Company’s Class A Common Stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Class A Common Stock that such person or group of persons owns or has the right to acquire within 60 days of the date of this prospectus. For purposes of computing the percentage of the outstanding shares of our Class A Common Stock held by a named person, any shares that such person has the right to acquire within 60 days of the date of this prospectus are deemed to be outstanding, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. For purposes of computing the percentage of the outstanding shares of our Class A Common Stock held by all executive officers and/or directors as a group (four persons), any shares that such group of persons has the right to acquire within 60 days of the date of this prospectus are deemed to be outstanding, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

The following table sets forth certain information regarding the ownership of our capital stock, as of July 30, 2020, by: (i) each person known by us to be the beneficial owner of 5% or more of the outstanding shares of all voting classes of our stock, (ii) each executive officer and director of the Company, and (iii) all of our executive officers and/or directors as a group. The table reflects the number of shares held, the percent of ownership of each voting class held, and the percent of ownership of all voting classes held by each listed person or group of persons.

Unless otherwise noted, the address for the shareholders listed below is 1701 Coit Road, Suite 100, Plano, TX 75075.

14

Title of Class	Name and Address of Beneficial Owner [1]	Amount and Nature of Beneficial Ownership	Percent of Class [2]	Percent of All Voting Classes [3]
Class A Common Stock	Alchemist Holdings, LLC[4] 908 Sir Constantine Drive Lewisville, TX 75056	50,000,000	30.1%	30.0%

	Chan Heng Fai Ambrose [5]	73,084,259	41.4%	32.2%

	John “JT” Thatch [6]	18,470,620	11.1%	8.5%

	Keith R. Halls	6,489,688	3.9%	3.0%

	Frank A. Walters	-	0.0%	0.0%

	All Officers and/or Directors as a Group - 4 persons	98,044,567	55.0%	42.9%

Class B Common Stock	Alchemist Holdings, LLC[4] 908 Sir Constantine Drive Lewisville, TX 75056	7,500,000	75.0%	30.0%

	Bear Bull Market Dividends, Inc. [7] 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	2,500,000	25.0%	11.6%

	All Officers and/or Directors as a Group – 4 persons	-	-	-

Series A Preferred Stock	Bear Bull Market Dividends, Inc. [7] 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	20,000,000	74.5%	11.6%

	All Officers and/or Directors as a Group - 4 persons	-	-	-

Series B Preferred Stock	Alchemist Holdings, LLC[4] 908 Sir Constantine Drive Lewisville, TX 75056	7,500,000	75.0%	30.0%

	Bear Bull Market Dividends, Inc.[7] 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	2,500,000	25.0%	11.6%

	All Officers and Directors as a Group – 4 persons	-	-	-

15

[1]	Each person named above may be deemed to be a “parent” and “promoter” of the Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct and indirect stock holdings.

[2]	Calculated based on the total shares of each respective class of voting equity securities issued and outstanding as of July 30, 2020, as follows: Class A Common Stock: 166,072,386; Class B Common Stock: 10,000,000; Series A Preferred Stock: 26,850,000; Series B Preferred Stock: 10,000,000; and Series C Preferred Stock: 3,490,000.

[3]	Calculated based upon the aggregate Voting Power of all shares of all classes of stock held by the named person compared to the aggregate Voting Power of all shares of all classes of voting securities issued and outstanding. Assuming conversion of all shares of all classes of convertible securities issued and outstanding, the total number of shares of our Common Stock outstanding would be 188,568,740 shares, with an aggregate Voting Power of 188,568,740 votes.

[4]	The Company and Alchemist Holdings, LLC have entered into a series of agreements that govern the voting control over the shares of the Company’s stock held by Alchemist Holdings, LLC. Jordan Brock, a Co-Founder of the Company, is the principal of Alchemist Holdings, LLC.

[5]	Reflects shares held by Document Security Systems, Inc. and its subsidiaries (“DSS”), shares issuable upon exercise of 10,000,000 warrants held by DSS, and shares issuable upon the exercise of convertible instruments held by HWH International, Inc., over all of which Chan Heng Fai Ambrose maintains voting control.

[6]	Reflects shares held by the Thatch Family Trust, over which John “JT” Thatch, out CEO, maintains sole voting control.

[7]	Mr. Kenyatto Montes Jones maintains voting control over the shares held by Bear Bull Market Dividends, Inc.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended the holder of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2020 Annual Meeting of shareholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secretary of the Company, Frank A. Walters:

●	Not later than April 28, 2021; or

●	If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our Proxy Statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting.

FORM 10-K ANNUAL REPORT TO SHAREHOLDERS

On July 8, 2020, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended April 30, 2020 (the “Annual Report”). The Annual Report includes the Company’s audited consolidated financial statements for the fiscal year ended April 30, 2020, along with other financial information and management discussion which we urge you to read carefully.

You can also obtain, free of charge, an additional copy of our Annual Report by writing to:

Shareholder Relations Department
Sharing Services Global Corporation
1700 Coit Road, Suite 100
Plano, Texas 75075

or by calling our Shareholder Relations Department at (469) 304-9400.

In addition, you can obtain a copy of our Annual Report on Form 10-K and other periodic reports filed or furnished to the SEC from the SEC’s database at http://www.sec.gov.

16

Shareholder Communications

We intend to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the Annual Meeting. You may obtain a copy of this and other reports, free of charge, from the SEC’s database at http://www.sec.gov.

Shareholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent, VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

By Order of the Board of Directors

/s/ Frank A. Walters
Title:	Secretary
Plano, Texas
August 12, 2020

17

ADMISSION TICKET

ANNUAL MEETING OF SHAREHOLDERS
OF
SHARING SERVICES GLOBAL CORPORATION
At the Company’s Offices

1700 Coit Rd., Suite 100

Plano, TX 75075

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER.

NOTE: If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases will be subject to inspection. Your cooperation is appreciated.

Your completed proxy may be delivered to our transfer agent as follows:

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598

All proxies must be received by 11:59 pm (EST) on August 27, 2020.

VOTE BY FAX

Mark, sign, and date your proxy card and return it to VStock Transfer, LLC by:

Proxy Fax: (646) 536-3179.

All proxies must be received by 11:59 pm (EST) on August 27, 2020.

VOTE ONLINE (ON THE INTERNET)

Go to www.vstocktransfer.com/proxy and log-on using the control number included on your proxy card. Voting will be open until 11:59 pm (EST) on August 27, 2020.

VOTE BY e-MAIL

Mark, sign, date, and scan your proxy card and return it to VStock Transfer, LLC by:

e-mail to vote@vstocktransfer.com.

All proxies must be received by 11:59 pm (EST) on August 27, 2020.

18

SHARING SERVICES GLOBAL CORPORATION

Annual Meeting of Shareholders

August 28, 2020

SHARING SERVICES GLOBAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Frank A. Walters, Secretary of the Company, as proxy for the shares of Class B Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting (the “Annual Meeting”) to be held on August 28, 2020, commencing at 8:00 a.m., Central Standard Time, at 1700 Coit Road, Suite 100, Plano, Texas 75075, and at any or all adjournments of said meeting. The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 7:00 A.M., CENTRAL STANDARD TIME, ON THE DATE OF THE ANNUAL MEETING, AUGUST 28, 2020, IF HAND CARRIED AND DELIVERED AT THE MEETING. IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON AUGUST 27, 2020.

Please check here if you plan to attend the Annual Meeting of Shareholders on August 28, 2020 at 8:00 a.m. CST. [  ]

(Continued and to be signed on Reverse Side)

CONTROL #

VOTE ON INTERNET

VOTE BY EMAIL

VOTE BY MAIL

VOTE IN PERSON

If you would like to vote in person, please
attend the Annual meeting.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sharing Services Global Corporation

PROXY FOR HOLDERS OF CLASS B COMMON STOCK.

↓ DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEE AND "FOR" PROPOSAL 2.

(1) Election of Directors:

Chan Heng Fai Ambrose FOR [ ] AGAINST [ ] WITHHOLD [ ]

VOTE FOR [ ] VOTE AGAINST [ ] ABSTAIN [ ]

Date **Signature** **Signature, if held jointly**

__________________ __________________________ __________________________

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [ ] __________________________

SHARING SERVICES GLOBAL CORPORATION

Annual Meeting of Shareholders

August 28, 2020

SHARING SERVICES GLOBAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Frank A. Walters, Secretary of the Company, as proxy for the shares of Class A Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting (the “Annual Meeting”) to be held on August 28, 2020, commencing at 8:00 a.m., Central Standard Time, at 1700 Coit Road, Suite 100, Plano, Texas 75075, and at any or all adjournments of said meeting. The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 7:00 A.M., CENTRAL STANDARD TIME, ON THE DATE OF THE ANNUAL MEETING, AUGUST 28, 2020, IF HAND CARRIED AND DELIVERED AT THE MEETING. IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON AUGUST 27, 2020.

Please check here if you plan to attend the Annual Meeting of Shareholders on August 28, 2020 at 8:00 a.m. CST. [  ]

(Continued and to be signed on Reverse Side)

CONTROL #

VOTE ON INTERNET

VOTE BY EMAIL

VOTE BY MAIL

VOTE IN PERSON

If you would like to vote in person, please attend the Annual meeting.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sharing Services Global Corporation

↓ DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

(1) Election of Directors:

Not Applicable

VOTE FOR [ ] VOTE AGAINST [ ] ABSTAIN [ ]

Date	**Signature**	**Signature, if held jointly**
____________________	______________________________	______________________________

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [ ] ______________________________